EXHIBIT 99.1

Investor Presentation dated June 2012

People’s United Financial, Inc.

Investor Presentation

June 2012

Investor Contact:

Peter Goulding, CFA

203-338-6799

peter.goulding@peoples.com

Forward Looking Statement

Certain statements contained in this release are forward-looking in nature. These include all statements about People’s United Financial’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as “expect,” “anticipate,” “believe” and similar expressions. Such statements represent management’s current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People’s United Financial’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) changes in regulation resulting from or relating to financial reform legislation. People’s United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

People’s United Financial, Inc.

Corporate Overview

Snapshot, as of March 31, 2012

People’s United Financial, Inc. NASDAQ (PBCT)

Headquarters: Bridgeport, CT

Chief Executive Officer: Jack Barnes

Chief Financial Officer: Kirk Walters

Market Capitalization (6/7/12): $4.2 billion

Assets: $27.8 billion

Loans: $20.5 billion

Deposits: $21.3 billion

Branches: 361

ATMs: 569

Founded: 1842

People’s United Financial, Inc.

Compelling Investment Opportunity

• High quality Northeast footprint characterized by wealth and population density

• Leading market position in the best commercial banking market in the US

• Significant growth runway within existing markets – expanding in two of the largest MSAs in the US (New York City, #1, Boston, #10)

– Initial presence established via de novo expansion and acquisitions

• Dividend yield of 5% in 2011*

• Ability to maintain pristine credit quality – no credit “events”

• Improving profitability

• High levels of liquidity

• Capital deployment (organic growth, dividends, share repurchases, M&A) –TCE/TA 11.7% vs. ~7.9% for peers

* Using average stock price in 2011

People’s United Financial, Inc.

Branch Footprint

Deepening Presence in the NYC to Boston Corridor

Maine

Vermont

New Hampshire

Massachusetts

New York

Connecticut

Rhode Island

New Jersey

Notes: Pro forma for the announced acquisition of 56 Citizens branches in Long Island and New York City as well as certain locations in New York state’s Westchester, Rockland, Putnam, Orange, Dutchess and Ulster Counties

People’s United Financial, Inc.

Large and Attractive Markets

The population densities of NYC, Boston, Bridgeport and New Haven MSAs are over ten times the national average

NYC-Northern NJ-LI	▪ Population: 19.0MM ▪ Median HH Income: $60,595 ▪ Businesses: 749,000	▪ Population Density (#/sq miles): 2,058 ▪ Unemployment Rate (%): 9.3 ▪ $100K+ Households (%): 30.2
Boston, MA	▪ Population: 4.6MM ▪ Median HH Income: $67,887 ▪ Businesses: 186,000	▪ Population Density (#/sq miles): 1,013 ▪ Unemployment Rate (%): 6.6 ▪ $100K+ Households (%): 33.2
Hartford, CT	▪ Population: 1.2MM ▪ Median HH Income: $64,098 ▪ Businesses: 50,000	▪ Population Density (#/sq miles): 755 ▪ Unemployment Rate (%): 8.1 ▪ $100K+ Households (%): 30.0
Bridgeport-Stamford, CT	▪ Population: 919,000 ▪ Median HH Income: $80,531 ▪ Businesses: 45,000	▪ Population Density (#/sq miles): 1,097 ▪ Unemployment Rate (%): 7.7 ▪ $100K+ Households (%): 41.5
New Haven, CT	▪ Population: 862,000 ▪ Median HH Income: $58,775 ▪ Businesses: 34,000	▪ Population Density (#/sq miles): 1,000 ▪ Unemployment Rate (%): 8.4 ▪ $100K+ Households (%): 27.0
Burlington, VT	▪ Population: 212,000 ▪ Median HH Income: $56,090 ▪ Businesses: 10,000	▪ Population Density (#/sq miles): 141 ▪ Unemployment Rate (%): 4.3 ▪ $100K+ Households (%): 21.3

Notes: The current national unemployment rate is 8.3%

People's United Financial, Inc.

5

Strong Market Demographic Profile

2011 Weighted Average Median Household Income

$70,000 $60,603 $60,000 $53,648 $50,227 $50,000

$40,000 $30,000 $20,000 $10,000

$0

PBCT Peer Median US

Source: SNL Financial

People’s United Financial, Inc.

Deposit Market Share by MSA (%) *

We hold significant market share in several key northeast MSAs and are building our presence in areas with substantial growth potential, such as the Boston and New York City MSAs

30.0 27.9

25.0

20.0 17.9

15.0

10.0 10.3

7.6

Large New Markets

5.0 2.9

0.0 0.5

Bridgeport- Stamford, CT Boston, MA NYC-Northern NJ-LI Hartford, CT New Haven, CT Burlington, VT

Total Deposits ($MM) 5,652 3,233 2,500 ** 1,881 1,750 1,102

Market Total Deposits ($MM) 31,329 110,562 542,034 24,842 16,923 3,954

Branch Count 65 57 90 ** 45 34 15

Source: SNL Financial

* Excludes deposits from trust institutions and branches with over $750MM deposits

** Pro forma for acquisition of Citizens branches; excludes five of the acquired Citizens branches located outside the NYC MSA

People’s United Financial, Inc.

Substantial Progress in the Midst of a Financial Crisis

Total Shareholder Return - Past 5 Years

20.0

8.3

0.0

(20.0)

(23.3)

(40.0)

(60.0) (57.7)

(80.0)

Apr-07 Apr-08 Apr-09 Apr-10 Apr-11 Apr-12

PBCT SNL Mid Cap U.S. Bank & Thrift S&P 500

• April 2007 we raised $3.4BN in our second step conversion

• August 2007 the worst financial crisis since the Great Depression began

• Our conservative credit culture and funding structure coupled with industry leading capital levels provided significant strength throughout the crisis

Source: SNL Financial

People’s United Financial, Inc.

Substantial Progress in the Midst of a Financial Crisis

Key Operating Performance Metrics - Past 5 Years

NIM (%)

4.50

4.00 4.01

3.59

3.50

3.00

2.50

1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 PBCT Peers

Efficiency Ratio (%)

80

70

63.2

61.3 60

50

1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 PBCT Peers

Net Charge-offs/Avg. Loans (%)

2.0 1.5 1.0 0.5 0.46 0.22 0.0

1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 PBCT Peers

• We maintained a conservative stance throughout the financial crisis as we focused on protecting our capital while building long-term franchise value

• More recently, our margin has expanded as we thoughtfully deployed capital in acquisitions and deepened our presence in the Boston and New York metro areas

• Under new management we have made considerable progress on our efficiency ratio

• Our exceptional credit quality, throughout the financial crisis, has allowed us to manage our business with a long-term view

People’s United Financial, Inc.

Substantial Progress in the Midst of a Financial Crisis

Growing Loans, Deposits, Tangible Book Value and Returning Capital to Shareholders

Peer PBCT Vs.

Line Item PBCT Median Peers

5-Year Loans Per Share CAGR 13.5% -0.7% +14.2%

5-Year Deposits Per Share CAGR 14.6% 1.3% +13.3%

5-Year Tangible Book Value Per Share CAGR 16.2% 2.3% +13.9%

• Growth has far outstripped peers on the key metrics of loans per share, deposits per share and tangible book value per share

• All of this has occurred while we have returned $1.8BN to shareholders during this period. Returns of capital were in the form of both dividends ($984MM) and share repurchases ($792MM) which represents nearly 40% of our current market capitalization

Note: 5-Year CAGR figures based on 4Q 2006 and 4Q 2011 data in order to allow for peer comparison

People’s United Financial, Inc.

Strong Sources of Liquidity

• PBCT maintains high levels of liquidity and is 97% funded by deposits, retail repurchase agreements and common equity

– Strong branch franchise and commercial customer base fully funds loan base without use of wholesale or brokered borrowings

• Citizens transaction will add $325MM in deposits and provides a significant long-term opportunity to grow customer relationships in southern New York, specifically on Long Island and in Westchester County

• Additional liquidity of $1.4BN exists in the form of unpledged securities

• Federal Home Loan Bank (FHLB) relationship enables up to $2.7BN of additional borrowings

• Because of strong capital and funding base we have not accessed debt markets – strong credit ratings imply we have ready access to funding at the holding company and the bank if desired

People’s United Financial, Inc.

Revenue Opportunities

• Large new markets – NYC and Boston MSAs

• Under-represented asset classes ramping up

– Asset-based lending: focused on in-footprint companies with sales of $15MM-$250MM; credit needs range from $5MM-$25MM; $600BN market, 70% of which is located in the Northeast

– Mortgage Warehouse lending: ~$600MM in commitments, and $325MM in outstandings

– Multifamily: hiring talent in the New York metro area, which is a $30BN annual market with a population of 18.9MM, 6.9MM housing units, and 3.4MM rental units

• Enhancing wealth management offering

– Proprietary asset allocation and risk management strategies are implemented with a suite of external managers who represent our “best in class” recommendations

• Proprietary asset allocation allows us to “rent” intellectual capital – no customer funds leave the bank – Hired executive as Senior Vice President and Chief Investment Officer

• Previously Director of Investment Strategy and Alternative Investments at PNC

• Increasing momentum in fee income penetration

– Commercial insurance: revamped systems and combined all agencies into a single entity; focused on our deep commercial customer base as well as the education sector

– Hired executive from TD to lead cash management business unit

– Growing merchant and payroll services

• Continue to attract and retain top talent

People’s United Financial, Inc.

Expense Opportunities
Estimated Cost Savings Analysis

Our Q1 2012 operating expense base of $206mm reflects $32MM ($128MM annualized) savings from successfully-executed expense initiatives

Operating Noninterest Expense ($MM)


240
230
220
210
200
190
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
$32MM Cost Savings
Pro Forma / Actual
Without Expense Initiatives

Source: SNL Financial
Note: "Pro Forma / Actual" represents PBCT operating noninterest expense and the actual expenses at the acquired institutions. Target acquisition costs fall away as the acquisitions are completed.
"Without Expense Initiatives" represents PBCT operating noninterest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter.

People's United Financial, Inc.

13

Expense Opportunities

Estimated Cost Savings Analysis

The $32MM in quarterly cost reductions is attributable to efforts related to acquisition cost savings and other initiatives, such as freezing the defined benefit pension plan



Operating Noninterest Expense ($MM)
$240
$200
$160
$120
$80
$40
$0
238
7
25
206
Without Expense Initiatives
Announced Acquisition Savings
Other Initiatives
Pro Forma / Actual

Source: SNL Financial
Note: "Pro Forma / Actual" represents PBCT operating noninterest expense and the actual expenses at the acquired institutions. Target acquisition costs fall away as the acquisitions are completed.
"Without Expense Initiatives" represents PBCT operating noninterest expense and the actual expenses at the acquired institutions in 4Q09, and then applies the peer median expense growth rate in each subsequent quarter.

People's United Financial, Inc.

14

Non-Interest Expense

(in $ millions)

Total 230.2 208.6

Non-Operating 23.0 20.0 0.8 2.3 3.0

(3.7) (0.9)

205.6

Operating 207.2

4Q 2011 Non-Operating Comp & Professional & Occupancy & Other 1Q 2012 Benefits Outside Svc Equipment

People’s United Financial, Inc.

Efficiency Ratio

Last Five Quarters

65.4% 64.9%

63.2%

62.0% 61.8%

1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

Notes: The efficiency ratio, which represents an approximate measure of the cost required by People’s United Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangibles, losses on real estate assets and non-recurring expenses) (the numerator) to (ii) net interest income on a fully taxable equivalent (“FTE”) basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance (“BOLI”) income, and excluding gains and losses on sales of assets other than residential mortgage loans, and non-recurring income) (the denominator).

People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

People’s United Financial, Inc.

Introduction to EMOC

Expense Management Oversight Committee (EMOC)

• EMOC has been fully operational since November 2011

– Three person committee comprised of the CFO, Chief Administrative Officer and Chief HR Officer

• EMOC oversees PBCT’s noninterest expense management, implements strategies to ensure attainment of expense management targets and oversees revenue initiatives that require expenditures

• Provides a horizontal view of the organization

• Expense Management Units (EMUs) established to facilitate EMOC functions

– Defined EMUs include:

• Technology

• Employment/Benefits

• Depreciation/Equipment

• Operations

• Marketing

• Decentralized

• Real Estate Services

• Regulatory/Institutional

• Intangible Amortization

• Spending requests above $25,000 are submitted by EMU owners for approval

• Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee

People’s United Financial, Inc.

Recent Initiatives

Focused on Cost Reduction

• Run rate goal of $800 to $830 million range for 2012, including the RBS Citizens transaction Objectives Status

Benchmarking business unit performance Benchmarking initiatives complete

Right-sized our employee base following Reduced full-time employee count by 281 acquisitions

Consolidating 15 branches Consolidated 13 branches, announced the sale of 1 branch and scheduled to close another in 2Q12 Actively marketing unused facilities 20 properties identified (14 owned, 6 leased); 50% of cost savings anticipated from 3 locations Identify IT contractor and other consultant savings $2 million of annual IT contractor and other consultant savings will be realized in 2012 Lower than anticipated rent and depreciation Estimated $800,000 positive impact in 2012 expense Savings in check processing charges and courier Estimated $872,000 positive impact in 2012 fees due to negotiated contract reductions Other initiatives Identified approximately $9 million of other annual savings throughout the franchise

People’s United Financial, Inc.

Strong Loan & Deposit Growth and Credit Quality

One year loan and deposit growth* (%) – 12/31/10 to 12/31/11

Deposit Growth (%)

20.0%

Citizens transaction

16.1% will add

15.0% $325MM of deposits.

10.0%

8.1%

4.7%

5.0%

0.0%

Top 50 Banks by Peer Group PBCT - Total Assets - Median Median

Loan Growth (%)

20.0%

17.7%

16.3%

15.0%

10.0%

5.0% 4.2% 3.4%

0.0%

Top 50 Banks Peer Group PBCT - PBCT - Total by Assets - Median Originated Median

NPAs / Loans & REO (%) 3.29% 2.58% 2.00% 2.00%

Source: SNL Financial

* Includes acquisitions for peers and PBCT including Danvers

People’s United Financial, Inc.

Net Interest Margin – Decrease from 4Q 2011

Reported 4.16% 4.01%

Non-operating 0.09% 0.06%

(0.09%) (0.09%) (0.03%)

Operating 4.07% 4.01%

4Q 2011 Margin Bank of Lower Loan One Less Reduced 1Q 2012 Margin Smithtown Cost Yields Calendar Day Funding Rates Recovery Income

20 People’s United Financial, Inc.

Net Interest Margin

4.16 4.13 4.11 4.16 4.01

4.00 4.09 4.11 4.07 4.01

1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

Margin- Operating Margin- Reported

21 People’s United Financial, Inc.

Acquired Loan Portfolio

Actual Credit Experience vs. Expectations

• Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL

• Accounting model is cash-flow based:

• Contractual cash flows (principal & interest) less Expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)

• Expected cash flows (principal & interest) less fair value = accretable yield

• Expected cash flows are regularly reassessed and compared to actual cash collections

• Reassessments, reflecting better than anticipated credit performance, during the first quarter of 2012 were:

• FinFed: reclassified $11.7MM from nonaccretable to accretable based on better than anticipated credit performance

• RiverBank: reclassified $1.8MM from nonaccretable to accretable based on better than anticipated credit performance

Carrying Amount Component

As of 3/31/2

(in $ millions)

Carrying Amount a

Accretable Yield

Non-Accretable Difference

NPLs b

Non-Accretable

Difference/NPLs

Charge-offs

Incurred Since

Acquisition

FinFed (2/18/10) $255.2 $21.8 $7.8 $41.5 19% $11.5

Butler (4/16/10) 69.4 22.8 28.1 12.9 218% 5.9

RiverBank (11/30/10) 373.9 111.2 11.2 17.6 64% 3.8

Smithtown (11/30/10) c 1,114.4 555.4 148.2 137.3 108% 110.9

Danvers (7/1/11) 1,564.0 562.6 32.3 37.9 85% 3.8

Total $3,376.9 $1,273.8 $227.6 $247.2

(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.

(b) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.

(c) Smithtown carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.

22 People’s United Financial, Inc.

Acquired Loan Portfolio

Amortization of Original Discount on Acquired Loan Portfolio

$ in millions, except per share data

Amortization of Original Discount on Acquired Loan Portfolio Impact on Net Interest Margin

1Q12 Total Accretion (All interest income on acquired loans) 60.0

4Q11 Acquired Loan Portfolio Carrying Amount 3,601

1Q12 Acquired Loan Portfolio Carrying Amount 3,377

1Q12 Average Acquired Loan Portfolio 3,489

Effective Yield on Acquired Loan Portfolio 6.88%

Weighted Average Coupon on Acquired Loan Portfolio 1 5.60%

Incremental Yield Attributable to Amortization of Discount on Acq. Loan Portfolio 1.28%

Incremental Interest Income from Amortization of Discount on Acq. Loan Portfolio 11.2

1Q12 Average Earning Assets 23,733

Add: Average unamortized loan discount 2 130

Adjusted 1Q12 Average Earning Assets 23,863

Impact on Overall Net Interest Margin (bps) 19

Reported Net Interest Margin 4.01%

Adjusted Net Interest Margin 3.82%

Amortization of Original Discount on Acquired Loan Portfolio

Impact on 1Q12 Earnings Per Share

Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 11.2

Tax Rate 33%

1Q12 Earnings from Amortization of Original Discount on Acq. Loan Portfolio 7.5

1Q12 Weighted Average Shares Outstanding 345.0

1Q12 EPS Impact from Amortization of Discount on Acq. Loan Portfolio $0.02

Note:

1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 5.30%.

2. Represents the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio.

23 People’s United Financial, Inc.

Loans

Linked Quarter Change

(in $ millions)

187 127

(225)

20,400 20,489

Dec 31, 2011 Commercial Banking Retail Acquired Mar 31, 2012

Annualized linked Q/o/Q change 6.5% 9.7% -25.0%

Annualized linked Q/o/Q change – Originated 7.5%

Annualized linked Q/o/Q change – Total 1.7%

24 People’s United Financial, Inc.

Deposits by Business Line

Linked Quarter Change

(in $ millions)

Total 20,816 21,268

310 142

Commercial 5,167 5,309

Retail * 15,649 15,959

Dec 31, 2011 Retail Commercial Mar 31, 2012

Annualized linked Q/o/Q change 7.9% 11.0%

Annualized linked Q/o/Q change – Total 8.7%

* Retail includes Private Banking deposits of $79MM at 12/2011 and $72MM at 3/2012

25 People’s United Financial, Inc.

Non-Interest Income

(in $ millions)

1.2 0.9

1.9 (0.1)

(1.9) (1.3)

71.7 72.4

4Q 2011 Loan Bank Service Gain on Loan Insurance Trust & Other 1Q 2012 Prepayment Charges Sales Brokerage Fees

26 People’s United Financial, Inc.

Asset Quality

NPAs / Loans & REO* (%)

Non-performers remain well below peers

3.50

3.00 2.76

2.50

2.00 1.85

1.50

1.00

0.50

0.00

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

PBCT Peers

Notes: * Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement.

Only 10 of 20 peers reporting for this metric.

Source: SNL Financial and Company filings

27 People’s United Financial, Inc.

Asset Quality

Net Charge-Offs / Avg. Loans (%)

Charge-offs remain significantly below peers

2.00

1.75

1.50

1.25

1.00

0.75

0.50 0.46

0.25 0.22

0.00

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

PBCT Peers

Source: SNL Financial and Company filings

28 People’s United Financial, Inc.

Historical Charge-off Experience

Net charge-offs as a percent of average loans have remained low

2.0%

1.5%

1.0%

0.5% 0.40%

0.29% 0.28%

0.22%

0.10% 0.10%

0.0%

2007 2008 2009 2010 2011 1Q12

29 People’s United Financial, Inc.

Return on Assets

Operating ROAA (%)

Return on assets has continued to improve relative to peers, supported by organic loan and deposit growth and the integration of recent acquisitions

1.00

0.88

0.80 0.84

0.60

0.40

0.20

0.00

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

PBCT Peers

People’s United Financial, Inc.

Return on Tangible Equity [1]

Operating ROATE (%)

High levels of equity produce below industry ROATE. Normalizing our equity base shows that the core bank is performing in-line with peers. As we continue to efficiently deploy capital actual ROATE will improve further



15
12
9
6
3
0
11.6
11.1
8.0
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
PBCT
Peers
PBCT - Normalized Equity

Notes:

1. PBCT – Normalized Equity shows Operating ROATE pro forma for normalized Tangible Common Equity of 8.0%, in line with peers (see Appendix) and excludes the income related to cash & securities above the normalized 8.0% TCE/TA level

People's United Financial, Inc.

31

Operating Dividend Payout Ratio

Last Five Quarters

101%

95% 93%

91% 85%

1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

People’s United

Financial, Inc.

Capital Ratios

	1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012
People's United Financial					
Tang. Com. Equity/Tang. Assets	13.9%	13.9%	12.5%	12.0%	11.7%
Leverage Ratio [1, 5]	14.6%	14.3%	12.7%	12.5%	12.2%
Tier 1 Common [2]	17.2%	17.0%	15.0%	14.3%	14.0%
Tier 1 Risk-Based Capital [3, 5]	17.7%	17.6%	15.2%	14.8%	14.6%
Total Risk-Based Capital [4, 5]	19.4%	19.1%	16.7%	16.2%	16.1%
People's United Bank					
Leverage Ratio [1, 5]	11.5%	11.6%	11.8%	11.1%	11.1%
Tier 1 Risk-Based Capital [3, 5]	13.9%	14.2%	14.1%	13.1%	13.2%
Total Risk-Based Capital [4,5]	14.8%	15.0%	14.9%	14.0%	14.2%

Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents total stockholder's equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%

People's United Financial, Inc.

33

Growing Future Earnings Per Share

Loans and Deposits per Share

Loans Deposits

$22

$59.39

$60

$21

$20

$55

Loans ($Bn)

$19

Loans per Share

$18

$50

$17

$16

$45

$15

$14

$40 2010Q1 2010Q3 2011Q1 2011Q3 2012 Q1

Gross Loans ($BN)

Loans per Share

$22

$61.65

$60

$21

$20

$55

Deposits ($Bn)

$19

Deposits per Share

$18

$50

$17

$16

$45

$15

$14

$40 2010Q1 2010Q3 2011Q1 2011Q3 2012 Q1

Deposits ($BN)

Deposits per share

People’s United

Financial, Inc.

Summary

Sustainable Competitive Advantage

• Premium brand built over 170 years

• High quality Northeast footprint characterized by wealth, density and commercial activity

• Strong leadership team

• Solid net interest margin

• Superior asset quality

• Focus on relationship-based banking

• Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)

• Improving profitability

• Returning capital to shareholders

• Strong capital base as evidenced by robust Tangible Common Equity and Tier 1 Common ratios

Returned $1.8BN to shareholders over the last five years, which represents approximately 40% of our current market capitalization

People’s United

Financial, Inc.

Appendix

Loans by Business Line

Total loans reached approximately $20.5BN in 1Q12

1Q12 Total Loan Portfolio ($BN)

PUEFC $0.7 3%

Business Banking $1.1 6%

PCLC $1.3 7%

Home Equity & Other $2.2 11%

C&I $4.7 23%

CRE $6.6 32%

Residential Mortgage $3.8 18%

37 People’s United Financial, Inc.

Loans by Geography

Excluding equipment finance loans, approximately 95% of our 1Q12 loan portfolio is within the Northeast

1Q12 Total Loan Portfolio ($BN)

Other $2.73 13%

Maryland $0.11 1%

Pennsylvania $0.19 1%

New Jersey $0.43 2%

Maine $0.93 5%

New Hampshire $1.37 7%

Vermont $1.82 9%

New York $2.54 12%

Massachusetts $3.87 19%

Connecticut $6.50 31%

Notes: Reporting is based on the collateral property address for the following: SNE Residential Mortgage, Consumer Home equity, Consumer Other and CRE. Reporting is based on borrower address for the following: C&I, Residential construction and NNE loans.

38 People’s United Financial, Inc.

Allowance for Loan Losses

Originated Portfolio Coverage Detail

(in $ millions)

2.00%

1.50%

1.00%

0.50%

0.00%

1.70%

1.34%

Commercial Banking

NPLs:Loans ALLL:Loans

Commercial ALLL - $157.5 million

79% of Commercial NPLs

2.00%

1.50%

1.00%

0.50%

0.00%

1.59%

0.34%

Retail Banking

NPLs:Loans ALLL:Loans

Retail ALLL - $18.0 million

21% of Retail NPLs

2.00%

1.50%

1.00%

0.50%

0.00%

1.67%

1.03%

Total

NPLs:Loans ALLL:Loans

Total ALLL - $175.5 million

61% of Total NPLs

People’s United

Financial, Inc.

Strong Deposit Market Positions

- #1 in Fairfield County, CT, 65 branches, $5.7BN, 17.7% market share
- #2 in Essex County, MA, 23 branches, $2.0BN, 11.6% market share
- Leading market position in the best commercial banking market in the US

Connecticut

		Branches	$BN	%
1	B of A	166	24.2	24.0
2	Webster	124	11.4	11.3
3	People's United	166	10.1	10.0
4	Wells Fargo	75	8.0	7.9
5	TD Bank	80	5.5	5.4
6	First Niagara	84	5.0	5.0
7	JPM Chase	54	4.0	4.0
8	Citi	20	2.8	2.8
9	Liberty	45	2.7	2.7
10	RBS	51	2.5	2.4

Massachusetts

		Branches	$BN	%
1	B of A	276	52.7	22.9
2	RBS	257	28.4	12.4
3	Santander	230	15.4	6.7
4	TD Bank	157	9.7	4.2
5	Eastern Bank	94	6.2	2.7
6	Independent Bank	67	3.8	1.7
7	People's United	58	3.5	1.5
8	Middlesex	33	3.4	1.5
9	Boston Private	12	2.7	1.2
10	Salem Five	30	2.2	1.0

Vermont

		Branches	$BN	%
1	People's United	45	2.4	22.4
2	TD Bank	37	2.3	21.5
3	Merchants	33	1.1	10.0
4	RBS	22	0.8	7.0
5	KeyCorp	13	0.7	6.5
6	Northfield	13	0.5	4.7
7	Community	14	0.4	3.9
8	Union	13	0.4	3.4
9	Passumpsic	7	0.3	3.0
10	Berkshire Hills	7	0.3	3.0

New York

		Branches	$BN	%
1	JPM Chase	849	351.2	35.6
2	B of A	376	65.8	6.7
3	Citi	261	64.6	6.5
4	HSBC	184	53.9	5.5
5	Capital One	287	35.9	3.6
6	M&T	272	24.1	2.4
7	TD Bank	210	20.4	2.1
8	Wells Fargo	86	19.2	1.9
9	First Niagara	244	18.7	1.9
10	KeyCorp.	269	18.3	1.9
36	People's United*	95	2.6	0.3

New Hampshire

		Branches	$BN	%
1	RBS	81	6.8	27.7
2	TD Bank	73	5.2	21.1
3	B of A	32	2.2	9.1
4	People's United	32	1.3	5.3
5	LSB Financial	23	0.9	3.6
6	Santander	20	0.8	3.4
7	NH Thrift	19	0.6	2.6
8	Northway	17	0.6	2.4
9	Centrix	6	0.6	2.4
10	Meredith Village	11	0.5	2.0

Maine

		Branches	$BN	%
1	TD Bank	56	12.5	40.6
2	KeyCorp	61	2.5	8.0
3	Camden National	52	1.9	6.3
4	Bangor Bancorp	58	1.8	6.0
5	B of A	20	1.3	4.2
6	First Bancorp	14	1.0	3.3
7	Machias	14	0.8	2.6
8	People's United	30	0.8	2.5
9	Bar Harbor	13	0.7	2.4
10	Norway	20	0.7	2.3

Source: SNL Financial
* Pro forma for acquisition of Citizens branches

People's United Financial, Inc.

40

Current Asset Sensitivity

- **We do not expect short-term interest rates to rise any time soon**
- **For 4Q 2011 we were about twice as asset sensitive as the estimated median of our peer group, depending on the scenario**
- **For an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$50MM on an annualized basis**
- **Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener (short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)**

Net Interest Income at Risk [1]

Analysis involves PBCT estimates, see notes below

	Change in Net Interest Income			
Scenario	Lowest Amongst Peers	Highest Amongst Peers	Peer Median	PBCT Multiple to Peer Median
Shock Up 100bps [2]	-4.9%	5.6%	3.0%	1.8x
Shock Up 200bps [3]	-8.7%	12.3%	5.1%	2.4x

Notes:
1. Analysis is as of 12/31/11 filings
2. Data as of 12/31/11 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 12/31/11 filings, where exact +200bps shock up scenario data was not provided PBCT interpolated based on data disclosed

People's United Financial, Inc.

41

Acquisition of Select Citizens Bank Branches

Transaction Rationale

Transaction deepens People’s United’s presence on Long Island and in Westchester County

• Unique opportunity based on People’s United’s excellent in-store branch banking track record, longstanding relationship with Stop & Shop and strong traditional branch network in the market

• In each of the past 14 years, People’s United has ranked as the #1 in-store branch operator in the U.S.*

• Becomes the exclusive provider of banking services to Stop & Shop on Long Island, Southern New York and Connecticut

• Pro forma for this transaction, we will operate 139 in-store Stop & Shop branches

• Strong traditional branch network is crucial for successful in-store branch banking

• 37 traditional branches on Long Island and Westchester County

• Our traditional branches offer the full suite of services

• Provides a lift to traffic in both in-store and traditional branches

• Opportunity to bring average acquired in-store deposit balances up from $4MM to our average in-store deposit balances of $29MM

• Adds additional source of core deposit funding

– Expected core deposit growth within acquired in-store branches and surrounding traditional branches will help fund continued strong loan growth

* Source: SNL Financial. As measured by average deposits per in-store branch among active banks with at least $500MM of in-store deposits

42 People’s United Financial, Inc.

Acquisition of Select Citizens Bank Branches

Expanding Long Island, NY and Hudson Valley Footprint

Ulster

Dutchess

Orange

Putnam

Westchester

Rockland

New York

Bronx

Suffolk

Richmond

Queens Nassau Kings

Source: SNL Financial

• People’s United Bank branches (includes 38 traditional branches in NY)

• Citizens, in-store branches (52)

• Citizens, traditional branches (4)

43 People’s United Financial, Inc.

Acquisition of Select Citizens Bank Branches

Attractive Deposit Base

Deposits Acquired

CD $64MM 20%

Demand $58MM 18%

Savings $33MM 10%

Money Market $170MM 52%

Cost of Deposits: 0.42%

Total Deposits: $325MM

Source: Company financials; financial data as of 12/31/2011

44 People’s United Financial, Inc.

Management Committee

Name	Position	Years in Banking	Professional Experience
Jack Barnes	President & CEO, Director	30+	People's United Bank (SEVP, CAO), Chittenden, FDIC
Kirk Walters	SEVP & CFO, Director	25+	People's United Bank, Santander, Sovereign, Chittenden, Northeast Financial
Jeff Tengel	SEVP Commercial Banking	30+	People's United Bank, PNC, National City
Bob D'Amore	SEVP Retail & Business Banking	30+	People's United Bank
Louise Sandberg	SEVP Wealth Management	30+	People's United Bank, Chittenden
Lee Powlus	SEVP & Chief Administrative Officer	25+	People's United Bank, Chittenden, Alltel
Chantal Simon	SEVP & Chief Risk Officer	20+	People's United Bank, Merrill Lynch US Bank, Lazard Freres & Co.
Dave Norton	SEVP & Chief HR Officer	2+	People's United Bank, New York Times, Starwood, PepsiCo
Bob Trautmann	SEVP & General Counsel	20+	People's United Bank, Tyler Cooper & Alcorn

People's United Financial, Inc.

45

Peer Group

Firm Ticker City State

1 Associated ASBC Green Bay WI

2 BancorpSouth BXS Tupelo MS

3 City National CYN Los Angeles CA

4 Comerica CMA Dallas TX

5 Commerce CBSH Kansas City MO

6 Cullen/Frost CFR San Antonio TX

7 East West EWBC Pasadena CA

8 First Niagara FNFG Buffalo NY

9 FirstMerit FMER Akron OH

10 Fulton FULT Lancaster PA

11 Huntington HBAN Columbus OH

12 M&T MTB Buffalo NY

13 New York Community NYB Westbury NY

14 Signature SBNY New York NY

15 Susquehanna SUSQ Lititz PA

16 Synovus SNV Columbus GA

17 Valley National VLY Wayne NJ

18 Webster WBS Waterbury CT

19 Wintrust WTFC Lake Forest IL

20 Zions ZION Salt Lake City UT

46 People’s United Financial, Inc.

Non-GAAP Financial Measures and Reconciliation to GAAP

In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other banks and thrifts. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position.

The efficiency ratio, which represents an approximate measure of the cost required by People’s United Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangibles, losses on real estate assets and non-recurring expenses) (the numerator) to (ii) net interest income on a fully taxable equivalent (“FTE”) basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance (“BOLI”) income, and excluding gains and losses on sales of assets other than residential mortgage loans, and non-recurring income) (the denominator). People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

47 People’s United Financial, Inc.

Non-GAAP Financial Measures and Reconciliation to GAAP

Operating earnings exclude from net income those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, merger-related expenses, charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets, are generally also excluded when calculating the efficiency ratio. Operating earnings per share is calculated by dividing operating earnings by the weighted average number of dilutive common shares outstanding for the respective period. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders’ equity is calculated by dividing operating earnings (annualized) by average tangible stockholders’ equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.

Operating net interest margin excludes from the net interest margin those items that management considers to be of such an infrequent nature that, by excluding such items, People’s United Financial’s net interest margin can be measured and assessed on a more consistent basis from period to period. Items excluded from operating net interest margin include, but are not limited to, cost recovery income on acquired loans and changes in the accretable yield on acquired loans stemming from periodic cash flow reassessments.

Operating net interest margin is calculated by dividing operating net interest income (annualized) by average earning assets.

48 People’s United Financial, Inc.

Non-GAAP Financial Measures and Reconciliation to GAAP

The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangibles) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangibles) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan (“ESOP”) common shares).

In light of diversity in presentation among financial institutions, the methodologies used by People’s United Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.

49 People’s United Financial, Inc.

People’s United Financial, Inc.

For more information, investors may contact:

Peter Goulding, CFA

203-338-6799

peter.goulding@peoples.com